Exhibit 10.6

The mark *** indicates that text has been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and filed separately with the Securities and Exchange Commission.

ADDENDUM TO THE
MASTER STAFF AUGMENTATION AND APPLICATION DEVELOPMENT SERVICES AGREEMENT;
MASTER SERVICE AGREEMENT DATED SEPTEMBER 30, 2008; AND
MASTER SERVICE AGREEMENT DATED JANUARY 23, 2009

This Addendum to the Master Staff Augmentation and Application Development Services Agreement dated May 3, 2006, the Master Services Agreement dated September 30, 2008 and the Master Services Agreement dated January 23, 2009 (“Addendum”), made July 1, 2015 (“Addendum Effective Date”) by and between Cognizant Technology U.S. Corporation ("Supplier”) and Health Net, Inc. (“Health Net”), modifies each of the foregoing agreements. In the event of a conflict between this Addendum and any of the foregoing agreements, this Addendum will prevail.

This Addendum is made with reference to the following:

A.    On May 3, 2006, Supplier and Health Net entered into a Master Staff Augmentation and Application Development Services Agreement (the "Staff Augmentation Agreement");

B.    On September 30, 2008, Supplier and Health Net entered into a Master Services Agreement for applications services (the "AO Agreement");

C.    On January 23, 2009, Supplier and Health Net entered a Master Services Agreement for business processing services (the "BPO Agreement");

D.    The Staff Augmentation Agreement, the AO Agreement and the BPO Agreement are hereinafter collectively referred to as the "Agreements" and, unless specified otherwise, individually referred to as an "Agreement."

E.    Supplier and Health Net now wish to extend the terms of the Agreements and modify their termination and minimum revenue commitment provisions.

NOW, THEREFORE, in consideration of the mutual promises, covenants, agreements and other undertakings set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.    Definitions.    Defined terms used in this Addendum, including the recitals above, shall have the same meaning as in the Agreements unless otherwise specifically defined herein.

2.    Minimum Revenue Commitment.

(a)    "Minimum Revenue Commitment" means the value of services that Health Net agrees to acquire from Supplier pursuant to this Section 2 (Minimum Revenue Commitment).

(i)    During the period of July 1, 2015, to December 31, 2015, Health Net shall acquire from Supplier services pursuant to the Agreements with an aggregate charge of at least *** Dollars ($***).

(ii)    During the years 2016 through 2020, Health Net agrees to acquire services pursuant to the Agreements with an aggregate minimum charge in each calendar year as follows:

	2016	2017	2018	2019	2020
Minimum Revenue Commitment (Staff Augmentation, AO and BPO Agreements Combined)	$***	$***	$***	$***	$***

(b)    Services acquired by Health Net that count toward the Minimum Revenue Commitment include services that are currently contracted under an Agreement, but remain unperformed as of July 1, 2015, including Projects that are the subject of the AO Agreement and Staff Augmentation Agreement.

(c)    ***

3.    Final Agreement.    Except as modified by this Addendum, all of the terms and conditions of the Agreements remain in full force and effect. This Addendum may not be modified except in writing signed by both parties hereto. This Addendum, the Agreements and all exhibits and schedules thereto constitute the entire agreement of the parties with respect to the subject matter contained therein and supersede any and all prior or contemporaneous agreements between the parties, whether oral or written, concerning the subject matter contained herein.

IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives executed this Addendum to be effective as of the Addendum Effective Date.

HEALTH NET, INC.                    COGNIZANT TECHNOLOGY SOLUTIONS
U.S. CORPORATION

By    /s/ James E. Woys                By    /s/ Frank Marty

Name    James E. Woys                    Name    Frank Marty

Title    CFO & COO                    Title    Chief Counsel Strategic Deals